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                                 [LETTERHEAD]



July 24, 1997



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Ladies and Gentlemen:

                         DEGEORGE FINANCIAL CORPORATION

We have read Item 4 of DeGeorge Financial Corporation's Form 8-K dated July 18, 1997 and are in agreement with the statements contained therein.

Yours very truly,


/s/ Price Waterhouse LLP
Price Waterhouse LLP